EXHIBIT 24
                                                      EXHIBIT 24






           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements of The Cleveland Electric Illuminating Company, dated February 13, 1998 and included in this Form 8-K, into the Company's previously filed Registration Statement, File No. 33-55513.








                               ARTHUR ANDERSEN LLP









Cleveland, Ohio
March 16, 1998